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                                                                   Exhibit 10.17

                             SHAREHOLDER GUARANTEE


        GUARANTEE (the "Guarantee") made as of September 9, 1994 by GARY JOHNSON, THOMAS ST. DENIS and DENNIS WALKER (collectively, the "Guarantors" and individually, a "Guarantor") in favor of (i) the lenders (the "Lenders") parties to the Credit Agreement referred to below, and (ii) BROWN BROTHERS HARRIMAN & CO., as agent for such tenders (the "Agent").

                              W I T N E S S E T H:

        WHEREAS, each of the Guarantors is a shareholder of CardMember Publishing Corporation, a Delaware corporation (the "Company"); and

        WHEREAS, the Company has entered into a Credit Agreement dated as of September 9, 1994 (as amended, modified and supplemented from time to time, the "Credit Agreement") with the Lenders and the Agent pursuant to which the Lenders have agreed to make loans to the Company; and

        WHEREAS, it is a condition to the Lenders obligations to make loans under the Credit Agreement that the Guarantors execute and deliver this Guarantee guaranteeing the Obligations of the Company under the Credit Agreement and the Related Documents to which the Company is a party;

        NOW, THEREFORE, in consideration of the premises, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Guarantors, and each of them, hereby agree as follows:

        SECTION 1.  DEFINITIONS

        1.1 Defined Terms. Capitalized terms used but not defined herein shall have the meanings provided in the Credit Agreement.

        SECTION 2.  GUARANTEE

        2.2 Guarantee of Obligations. Each Guarantor, jointly and severally with each other Guarantor, hereby unconditionally and irrevocably guarantees (as primary obligor and not merely as surety) to the Lenders and the Agent the full payment by the Company, when due (whether at stated maturity, by acceleration or otherwise), of all the Obligations.

        Each Guarantor hereby agrees that it will forthwith pay the Obligations immediately upon demand by the Agent or any Lender; provided, however, that the Lenders and the Agent may not make any demand under this Guarantee for a period of 90 days after the occurrence of an Event of Default. During such period, the Lenders and the Agent shall in good faith proceed to collect the Obligations from the
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Company through the exercise of such right and remedies, including realizing on any Collateral for the Obligations (other than this Guarantee or any Collateral securing this Guarantee), as the Lenders and Agent, in their sole and absolute discretion, may elect. The foregoing notwithstanding, neither the Agent nor any Lender shall have any obligation to exercise any particular right or remedy or to realize on any Collateral or to consult with or otherwise notify any Guarantor regarding the foregoing. In making any demand under this Guarantee, the Agent or the Lenders, as the case may be, shall certify to each Guarantor upon which such demand is made that the period set forth in the first sentence of this paragraph has passed. Such certificate, absent manifest error, shall be conclusive as to the passage of such period.

        2.2 Costs and Expenses. Each Guarantor, jointly and severally with each other Guarantor, further irrevocably and unconditionally agrees to pay any and all reasonable costs and expenses (including, without limitation, attorneys' fees and disbursements) incurred by any of the Lenders or the Agent in enforcing their respective rights or remedies under this Guarantee or in connection with this Guarantee.

        2.3 Guarantee Absolute. This Guarantee is an unconditional and absolute guaranty of payment (and not merely of collection) and shall apply to all of the Obligations without limitation as to either amount or period of time. The Obligations shall be conclusively presumed to have been created in reliance on this Guarantee. This Guarantee shall be enforceable against the Guarantors, or any of them, and their respective estates, executors, administrators, legal representatives, successors and assigns. Each Guarantor, jointly and severally with each other Guarantor, guarantees that all the Obligations will be paid, strictly in accordance with the terms of the Credit Agreement and the Related Documents to which the Company is a party, regardless of any law, regulation or order, now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Lenders or the Agent with respect thereto and notwithstanding any claim, defense or right of set-off the Company, such Guarantor or any other Guarantor or Person may have against the Agent or any Lender.

        2.4 Waivers. Except to the extent otherwise provided in the second paragraph of subsection 2.1, each Guarantor hereby waives (i) the right to have the Lenders or the Agent pursue any other remedy or enforce any other rights,
(ii) the right to receive notice of acceptance of this Guarantee or notice of the incurrence, existence or non-payment of any of the Obligations and (iii) presentment, demand, notice of dishonor, protest or any other notice or demand to which such Guarantor might otherwise be entitled. No Guarantor shall be exonerated or discharged from liability hereunder by any time or grace period given to the Company or by any other indulgence or concession granted to the Company, including, without limitation, any such period, indulgence or concession whatsoever affecting or preventing a recovery of the Obligations which, but for this provision, might operate


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to exonerate or discharge the Guarantors, or any of them, from their obligations hereunder. If the Company merges or consolidates with or into another entity, loses its separate legal identity or ceases to exist, the Guarantors shall nonetheless continue to be jointly and severally liable for the payment of all the Obligations.

        2.5 Guarantee Not Affected by Changes. This Guarantee shall be a continuing guarantee, and the obligations and liability of the Guarantors hereunder shall in no way be affected, impaired, released, reduced or discharged by reason of the occurrence of any of the following, although without further notice to or consent of the Guarantors, or any of them:

                (a) the amendment, modification or supplement (whether material or otherwise) of any of the Obligations, the Credit Agreement or any of the Related Documents;

                (b) the assertion of any of the rights or remedies of the Lenders or the Agent under the Credit Agreement or any of the Related Documents;

                (c) except to the extent otherwise provided in the second paragraph of subsection 2.1, the failure, omission or delay on the part of the Lenders or the Agent to enforce, assert or exercise any right, power or remedy conferred on or available to the Lenders or the Agent under the Credit Agreement or any of the Related Documents;

                (d) any bankruptcy, insolvency, reorganization, arrangement, assignment for the benefit of creditors, receivership or trusteeship affecting the Company;

                (e) any lack of validity or enforceability of any of the Obligations, the Credit Agreement, any of the Related Documents or any other agreement or instrument relating thereto;

                (f) any release or amendment or waiver of or consent to or departure from any other guarantee or security for all or any of the Obligations; or

                (g) any other circumstances which might otherwise constitute a defense available to, or a discharge of, the Company or the Guarantors, or any of them.

        This Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time, any payment of any amounts payable by the Company is rescinded or must otherwise be returned by the Agent or any Lender upon the insolvency, bankruptcy or reorganization of the Company or otherwise, all as though such

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payment had not been made. If an event permitting the acceleration of any of the
Obligations of the Company shall at any time have occurred and be continuing and such acceleration shall at such time be prevented by reason of the pendency against the Company of a case or proceeding under any bankruptcy or insolvency law, each Guarantor agrees that, for purposes of this Guarantee and such Guarantor's obligations hereunder, the Obligations of the Company shall be deemed to have been accelerated and such Guarantor shall forthwith pay such Obligations, and the other obligations hereunder, without any further notice or demand (including interest which but for the filing of a petition in bankruptcy with respect to the Company, would accrue on the Obligations).

        2.6 Payments. Each payment to be made by a Guarantor under this Guarantee or in connection herewith to any Person shall be made without set-off or deduction of any kind whatsoever and also shall be made free and clear of, and without deduction or withholding for or on account of, any tax, reserve, levy or duty of, or imposed by, any governmental or taxing authority in any jurisdiction unless such Guarantor is required to make such a payment subject to the deduction or withholding of such tax, in which case the amount payable by such Guarantor in respect of which such deduction or withholding is required to be made shall be increased to the extent necessary to ensure that, after the making of such deduction or withholding such other Person receives and retains (free from any liability in respect of any such deduction or withholding) a net amount equal to the amount which it would have received and so retained had no such deduction or withholding been made or required to be made. The provisions of this subsection 2.6 shall survive termination of the Commitments and the payment in full of the Obligations.

        2.7 Subrogation. (a) Each Guarantor hereby expressly waives any and all rights of subrogation, reimbursement, contribution, exoneration and indemnity (contractual, statutory or otherwise) arising from the existence or performance of this Guarantee and, further, irrevocably waives any right to enforce any remedy which the Agent or the Lenders now have or may hereafter have against the Company, any other Guarantor or any other Person, and waives any benefit of, and any right to participate in, any security now or hereafter held by the Collateral Agent, the Agent or any Lender. The provisions of this subsection 2.7(a) shall survive the termination of the Commitments and the payment in full of the Obligations.

        (b) Anything herein to the contrary notwithstanding, the Guarantors may enter into a contribution arrangement among themselves, provided, however, that no such arrangement shall in any manner limit, affect or impair the obligations of the Guarantors, or any of them, hereunder or otherwise require the Agent or any Lender to proceed against any or all of the Guarantors in seeking to exercise their rights and remedies hereunder or under the Credit Agreement or any other Related Document.

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        SECTION 3.  REPRESENTATIONS AND WARRANTIES

        Each Guarantor represents and warrants to the Agent and the Lenders that:

        3.1 Legal Right. Such Guarantor has the legal right and capacity to execute and deliver this Guarantee and to perform his obligations hereunder.

        3.2 Binding Effect. This Guarantee has been duly executed and delivered by such Guarantor and constitutes his legal, valid, and binding obligation enforceable against him in accordance with its terms.

        3.3 Consent. No consent of any other Person and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority, domestic or foreign, is required to be obtained by such Guarantor in connection with the execution, delivery or performance by him of this Guarantee.

        3.4 Non-contravention. The execution, delivery and performance of this Guarantee will not violate or contravene any provision of any mortgage, lease, contract or other agreement, instrument or undertaking to which such Guarantor is a party or which purports to be binding upon him or upon any of his assets, and will not result in the creation or imposition of any Lien on any of his assets. The execution, delivery or performance of this Guarantee will not violate or contravene any provision of any applicable law or regulation, or of any order, judgment, writ, award or decree of any court, arbitrator or Governmental Authority, domestic or foreign.

        3.5 Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending, or to the best of such Guarantor's knowledge, threatened by or against him or any of his properties or revenues (a) which if adversely determined may have a material adverse effect on his financial condition or on his ability to perform his obligations under this Guarantee or (b) which questions the validity or enforceability of this Guarantee.

        SECTION 4.  NOTICE OF CERTAIN EVENTS

        4.1 Notice of Adverse Change. For so long as this Guarantee shall remain in effect, each Guarantor agrees to promptly, and in any event within two (2) Business Days after obtaining knowledge thereof, notify the Agent and the Lenders of any event which could reasonably be expected to have a material adverse affect on such Guarantor's financial condition or on his ability to perform his obligations hereunder or under any other Related Documents.

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        SECTION 5.  MISCELLANEOUS

        5.1 Parties. This Guarantee shall be binding upon the Guarantors, and each of them, and their respective estates, executors, administrators, legal representatives, successors and assigns and inure to the benefit of the Agent and the Lenders and their successors and assigns. No Guarantor may assign any of his rights and obligations hereunder without the written consent of the Agent and the Lenders.

        5.2 Remedies Cumulative. All of the rights and remedies of the Lenders and the Agent under this Guarantee and the Credit Agreement and the other Related Documents are intended to be distinct, separate and cumulative and no such right or remedy is intended to be an exclusion of or a waiver of any of the others. All rights and remedies may be enforced concurrently, separately, in any order and in any combination.

        5.3 Survival. All representations, warranties and agreements made herein and in statements or certificates delivered pursuant hereto shall continue in full force and effect until all of the obligations of the Guarantors, and each of them, under this Guarantee shall be fully performed in accordance with the terms hereof, and until the payment in full of all of the Obligations of the Company under the Credit Agreement and the Related Documents to which it is a party in accordance with the terms and provisions of such agreements and the termination of the Commitments under the Credit Agreement.

        5.4 Severability; Amendments; Headings. If any term of this Guarantee or any application thereof shall be invalid or unenforceable, the remainder of this Guarantee and any other application of such term shall not be affected thereby. Any term of this Guarantee may be amended, waived, discharged or terminated only by an instrument in writing signed by the Agent and the Lenders. The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

        5.5     Governing Law; Waiver of Jury Trial; Submission to Jurisdiction.

                (a) This Guarantee shall be governed by and construed in accordance with the law of the State of New York. EACH OF THE GUARANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES THE RIGHT TO TRIAL BY JURY IN ANY LITIGATION IN CONNECTION WITH THIS GUARANTEE AS TO WHICH ANY OF THE GUARANTORS, THE AGENT OR ANY OF THE LENDERS SHALL BE ADVERSE PARTIES.

                (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTEE MAY BE BROUGHT IN THE SUPREME COURT OF THE STATE OF NEW YORK FOR NEW YORK COUNTY OR OF THE UNITED

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        STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY
        EXECUTION AND DELIVERY OF THIS GUARANTEE, EACH OF THE GUARANTORS CONSENTS, FOR HIMSELF AND IN RESPECT OF HIS PROPERTY, TO THE

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        IN WITNESS WHEREOF, each Guarantor has duly executed and delivered this
Guarantee as of the date first above written.


                                                        /s/ Gary Johnson
                                                        ------------------------
                                                        Gary Johnson

                                                        /s/ Thomas St. Denis
                                                        ------------------------
                                                        Thomas St. Denis

                                                        /s/ Dennis Walker
                                                        ------------------------
                                                        Dennis Walker

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STATE OF NEW YORK       )
                        : SS
COUNTY OF NEW YORK      )


        BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Gary Johnson, known to me to be the person whose name is subscribed to the foregoing instrument and he acknowledged to me that the execution of such instrument by him was his knowing and intentional act for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 9th day of September, 1994.


                                                 /s/ Deborah Martinez
                                                 -------------------------------
                                                 Notary Public

                                                 DEBORAH MARTINEZ
                                                 Notary Public State of New York
                                                 No. 01MA5027115
                                                 Qualified in Queens County
                                                 Commission Expires May 2,1996

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STATE OF NEW YORK       )
                        : SS
COUNTY OF NEW YORK      )


        BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Thomas St. Denis, known to me to be the person whose name is subscribed to the foregoing instrument and he acknowledged to me that the execution of such instrument by him was his knowing and intentional act for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 9th day of September, 1994.





                                                 /s/ Deborah Martinez
                                                 -------------------------------
                                                 Notary Public

                                                 DEBORAH MARTINEZ
                                                 Notary Public State of New York
                                                 No. 01MA5027115
                                                 Qualified in Queens County
                                                 Commission Expires May 2,1996

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STATE OF NEBRASKA               )
                                : SS
COUNTY OF DOUGLAS               )


        BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Dennis Walker, known to me to be the person whose name is subscribed to the foregoing instrument and he acknowledged to me that the execution of such instrument by him was his knowing and intentional act for the purposes and consideration therein expressed.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 9th day of September, 1994.





                                                        /s/ Pamela S. Soderquist
                                                        ------------------------
                                                        Notary Public

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                                SPOUSAL CONSENT



        The undersigned, being the spouse of one of the Guarantors party to the Guarantee to which this consent is attached and forms a part, hereby acknowledges the execution of such Guarantee by the undersigned's spouse; provided, however, that the undersigned shall have no obligation or liability under such Guarantee as a co-guarantor or otherwise by virtue of this consent.



                                                        /s/ Barbara S. Johnson
                                                        ----------------------
                                                        Barbara Johnson

                                                        /s/ Ellen St. Denis
                                                        ----------------------
                                                        Ellen St. Denis

                                                        /s/ Diane Walker
                                                        ----------------------
                                                        Diane Walker

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STATE OF CONNECTICUT    )
                        : SS
COUNTY OF FAIRFIELD     )


        BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Barbara Johnson, known to me to be the person whose name is subscribed to the foregoing instrument and she acknowledged to me that her execution of such instrument was her knowing and intentional act.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 9th day of September, 1994.



                                                        /s/ Susan F. Marforano
                                                        ----------------------
                                                        Notary Public

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STATE OF CONNECTICUT    )
                        : SS
COUNTY OF FAIRFIELD     )


        BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Ellen St. Denis, known to me to be the person whose name is subscribed to the foregoing instrument and she acknowledged to me that her execution of such instrument was her knowing and intentional act.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 9th day of September, 1994.

                                                        /s/ Susan F. Manforano
                                                        ----------------------
                                                        Notary Public


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STATE OF NEBRASKA       )
                        :  SS
COUNTY OF DOUGLAS       )


        BEFORE ME, the undersigned, a Notary Public in and for said County and State, on this day personally appeared Diane Walker, known to me to be the person whose name is subscribed to the foregoing instrument and she acknowledged to me that her execution of such instrument was her knowing and intentional act.

        GIVEN UNDER MY HAND AND SEAL OF OFFICE this 9th day of September, 1994.


                                                        /s/ Pamela S. Soderquist
                                                        ------------------------
                                                        Notary Public


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